TRANSCRIPT – Ted Chandler’s Presentation at the 2012 BCTD Legislative Conference

TEXT:
AFL-CIO Housing Investment Trust
Ted Chandler, HIT Chief Operating Officer
Presentation Highlights, 2012 BCTD Legislative Conference

(Video of Ted Chandler delivering presentation, alternating with fades to corresponding slides as they were shown in the slideshow that accompanied the presentation.)

Fade to Slide:

TC voiceover: I’d like to talk a little bit about the HIT. We were formed long ago, 1964, by the executive council…

Fade to TC on screen: …and we were part of labor’s response to the March on Washington. The idea was that labor’s capital should be put to use addressing social concerns at that time.
Text on screen: Ted Chandler, Chief Operating Officer, HIT

Fade to slide:

TC voiceover: In our case that means building housing 100% union.

Fade to TC on screen: Our primary objective is to earn a competitive rate of return for our investor-owners, and we’re proud of our record of doing just that.

Fade to slide:

AFL-CIO Housing Investment Trust:

A History of Success – Performance

Rolling Annual Returns vs. Benchmark

As of March 31, 2012

16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
Mar-01
Mar-02
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
HIT Gross
Barclays Aggregate

Growth of $10 Million Invested

December 31, 1999, to December 31, 2011	Ending Value (Millions)	% Change
HIT	$21.54	115%
Barclays Capital Aggregate Bond Index	$21.22	112%
Dow Investment Grade Corporate Index	$11.90	19%
U.S. NYSE	$10.88	9%
U.S. Dow Jones	$10.62	6%
U.S. S&P	$8.56	-14%
United Kingdom FTSE 100	$8.16	-18%

Source: Haver Analytics and the HIT

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2012, was 7.25%, 5.93%, 6.17%, and 5.81%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

AFL-CIO Housing Investment Trust 2

TC voiceover: We have 19 consecutive years of beating our benchmark. And you can see, there, how well we track the index – the Barclay’s Capital Index. Now, I’ll put our record up against any venture capitalist…

Fade to TC on screen: …or Wall Street hedge fund artist, because we don’t use derivatives, we don’t use leverage, we just rely on higher yield.

Fade to slide:

TC voice over: And now, with $4.3 billion in assets, we have the capacity to fund just about any rental housing project in the country.

Fade to TC on screen: Just as importantly, we’re working with the local and national building trades on every project to make sure it’s built 100% union.

Fade to slide:

TC voiceover: Here you can see the impact of our being a consistent investor all over the country over the years.

Fade to TC on screen: Now, you all know that unemployment in the construction industry is worse than it is in the economy as a whole.

Fade to slide:

Recession Hit Construction Trades Hardest

Unemployment Rates (percent, seasonally adjusted)

25
20
15
10
5
0
2007 - Mar
2007 - Jun
2007 - Sep
2007 - Dec
2008 - Mar
2008 - Jun
2008 - Sep
2008 - Dec
2009 - Mar
2009 - Jun
2009 - Sep
2009 - Dec
2010 - Mar
2010 - Jun
2010 - Sep
2010 - Dec
2011 - Mar
2011 - Jun
2011 - Sep
2011 - Dec
2012 - Mar
Civilian Unemployment Rate
Construction Unemployment Rate

AFL-CIO Housing Investment Trust
5

TC voiceover: In some trades it can be 30 or 40 or even 50 percent unemployment. And, in fact, unemployment in the construction industry…

Fade to TC on screen: …is as bad as it was in the country as a whole during the Great Depression. In fact, this is the Great Depression in the construction industry. Two million jobs have been lost in our industry.

So when the Administration asked Rich Trumka and Mark Ayers for ideas on how labor could support job creation and they turned to us, we knew that we had an obligation to put people back to work.

Fade to slide:

TC voice over: So, we set an initial goal of creating 10,000 union construction jobs by the spring of 2011. And I’m proud to report that we met that initial goal, and our board and Mark Ayers immediately increased that goal to creating…

Fade to TC on screen: …15,000 construction jobs by the end of 2012. In the course of the last 3 years…

Fade to slide:

TC voice over: …we’ve invested in 42 projects in 23 cities from coast to coast. As people have gone back to work, the Building Trades investors have responded.

Fade to TC on screen: Last year, we had 18 new building trades investors, which is the most for the HIT since 1998. And the capital’s been needed. Our typical investment has increased from about $15 million to nearly $30 million. And the typical total project cost is now over $60 million. We are one of the few sources out there for investing in large scale new construction.

Fade to slide:

HIT Investment in Green Jobs

- In June 2011, the AFL-CIO joined the Clinton Global Initiative's commitment to increasing energy-efficient building retrofits – seeking **$10 billion in new capital** for energy-efficient building retrofits in addition to retrofitting its own headquarters.

- The HIT has invested more than **$300 million of its capital** toward $550 million of total development in 14 projects that are being rehabilitated to meet "green" standards.

- These projects will result in the energy-efficient retrofitting of more than 9,000 units of mixed-income housing, and create approximately **2,500 union construction jobs**.

Penn South Co-op, New York

Riverside Plaza, Minneapolis

AFL-CIO Housing Investment Trust

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TC voice over: Last year, we were asked to put our financing to work to create green jobs, to put people to work.

Fade directly to slide:

TC voiceover: This chart shows the number of low-income housing tax credit units that will be eligible for refinancing and recapitalization in the coming decade.

Fade to TC on screen: Frequently, the owners of the properties want to invest those proceeds in energy efficient improvements for the building. So we’re seeing a lot of interest in our financing here, and we’re working with both FHA and Fannie Mae on green financing products for these properties.

Fade to slide:

Looking Ahead: HIT Opportunities to Create Green Jobs

- The HIT's 2012 pipeline includes more than $300 million of potential HIT investments involving substantial rehabilitation and energy-efficient multifamily building retrofits.
- These projects representover$500 million of total development, 4,000units of housing, and approximately 1,200union construction jobs.
- The HIT is also supporting HUD's Choice Neighborhoods Initiative, working with local entities in five cities that were awarded $122 million for comprehensive public housing and neighborhood redevelopment.

Holy Infant and St. Joseph Apartments, Shrewsbury, MO

Lawndale Terrace, Chicago

AFL-CIO Housing Investment Trust

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TC voiceover:
As we look ahead, right now, we have a very substantial pipeline. We’ve already invested more than $300 million of our money in this area, and we have a pipeline that has a total development value of over $500 million. But the opportunity here isn’t one we measure just in terms of the dollar.

Fade to TC on screen: A laborer told me “I was out of work for a year before I got this job. Thank you.” That’s a real measure of our success.

Fade to slide:

TC voiceover: The labor movement can be very proud of what it’s created here. I know that I’m proud to be working for the HIT…

Fade to TC on screen: …and that it’s really to fulfill that vision of labor capital being used for its own, and for the greater, good. We very much appreciate your support and we look forward to doing even more.

Thank you.

Fade to Text on Screen with Maria Meriwether Voice Over:

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

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AFL-CIO Housing Investment Trust  ©2012
Produced by Maria Meriwether
IBEW Local 1200, OPEIU Local 2